UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

APPLE REIT TEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Ten, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On September 1, 2011, through one or more of our indirect wholly-owned subsidiaries, we closed on the purchase of two hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts. The table below describes the hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price
Mason, Ohio	Hilton Garden Inn	110	$14,825,000
Omaha, Nebraska	Hilton Garden Inn	178	30,018,279
TOTAL		288	$44,843,279

For the hotel located in Omaha, Nebraska, the original purchase price was adjusted by $818,279 for the cost associated with the prepayment by the seller of the existing loan secured by this hotel. The purchase price for these hotels was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the Mason, Ohio closing described above, one of the closings has occurred under a series of purchase contracts executed on July 11, 2011 for the potential purchase of two hotels. There can be no assurance at this time that a closing will occur under the remaining purchase contract. Additional information regarding the purchase contracts is set forth in our Form 8-K dated July 11, 2011 and filed with the Securities and Exchange Commission on July 13, 2011, which is incorporated herein by reference.

As a result of the Omaha, Nebraska closing described above, one of the closings has occurred under a series of purchase contracts executed on July 13, 2011 for the potential purchase of two hotels. There can be no assurance at this time that a closing will occur under the remaining purchase contract. Additional information regarding the purchase contracts is set forth in our Form 8-K dated July 13, 2011 and filed with the Securities and Exchange Commission on July 18, 2011, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.      Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

Pro forma financial information for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

September 7, 2011